Exhibit 10.45
                                                      -------------

United Air Lines, Inc.
P.O. Box 66100
Chicago, Illinois   60666


Subject:  Letter Agreement No. 6-1162-MDH-657 to
          Purchase Agreement No. 1485 -
          [*CONFIDENTIAL MATERIAL OMITTED AND
          FILED SEPARATELY WITH THE SECURITIES
          AND EXCHANGE COMMISSION PURSUANT TO
          A REQUEST FOR CONFIDENTIAL TREATMENT] -
          Additional Matters


Reference is made to Purchase Agreement No. 1485 dated October 25, 1988, between The Boeing Company (Boeing) and United Air Lines, Inc. (Buyer) relating to the sale by Boeing and the purchase by Buyer of Model 757-222 aircraft (the Purchase Agreement). Further reference is made to Letter Agreement No. 6-1162-MDH-517 dated July 22, 1997 to the Purchase Agreement {the Letter Agreement}.

All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase
Agreement.

The Letter Agreement sets forth the terms and conditions under which Buyer [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. Boeing and Buyer acknowledge the delivery of the [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] as set forth in Attachment B to the Letter Agreement, was a prerequisite to Buyer [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

Notwithstanding the provision covered in the Letter Agreement, the parties agree that, [*CONFIDENTIAL MATERIAL OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT].


United Air Lines, Inc.
6-1161-MDH-657
Page 2


If the foregoing correctly sets forth your understanding of our agreement with respect to the matters addressed above, please indicate your acceptance and approval below.

Very truly yours,



THE BOEING COMPANY



By /s/ Brian R. Belka
   ------------------

Its _________________


ACCEPTED AND AGREED TO this

Date:  September 29, 1998
       ------------------

UNITED AIR LINES, INC.



By  /s/ Douglas A. Hacker
    ---------------------
        Douglas A. Hacker

Its Senior Vice President and
    -------------------------
    Chief Financial Officer